                                                                   Exhibit 10.14


                         MANAGER SUBORDINATION AGREEMENT
                                   (Landlord)


                  THIS MANAGER SUBORDINATION AGREEMENT (Landlord) (as amended, modified or supplemented from time to time, this "Agreement") dated as of October 29, 1998, is entered into by and among the RIVERGATE DEVELOPMENT CORPORATION, a Louisiana public benefit corporation (the "RDC"), the CITY OF NEW ORLEANS (the "City" and, together with the RDC, "Landlord") and HARRAH'S NEW ORLEANS MANAGEMENT COMPANY, a Nevada corporation (the "Manager"). All capitalized terms used and not otherwise defined herein shall have the meaning assigned to such terms in the Lease (as defined herein).

                                    RECITALS

                  A. Harrah's Jazz Company, a Louisiana general partnership ("HJC"), filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code on November 22, 1995, which case is now pending in the United States Bankruptcy Court for the Eastern District of Louisiana, Case No. 95-14545.

                  B. HJC has submitted a Third Amended Joint Plan of Reorganization, as modified (the "Plan"), in connection with that certain voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code and such Plan has been confirmed by the United States Bankruptcy Court for the Eastern District of Louisiana.

                  C. As contemplated by the Plan, Jazz Casino Company, L.L.C., a Louisiana limited liability company (the "Company"), has succeeded to all the rights and obligations of HJC.

                  D. The Manager has entered into that certain Second Amended and Restated Management Agreement (as so amended and restated, and as the same may be further amended, modified, replaced, restated, supplemented, renewed, or extended from time to time, the "Management Agreement") with the Company, pursuant to which the Manager will manage the Casino.

                  E. Contemporaneously herewith the Company, the RDC, and the City have entered into that certain Amended and Restated Lease Agreement (the "Lease").

                  F. The Landlord has requested that the Manager execute and deliver this Agreement.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                  1. CONSENT TO LEASE. Manager acknowledges that the Landlord has, under the Lease, (i) an interest in the Improvements and a potential right to lease Tenant's Property pursuant to Section 5.3 of the Lease, (ii) certain rights to moveable and immovable property under Sections 5 and 7 of the Lease and (iii) certain rights with respect to the House Bank and the Capital Replacement Fund under Sections 5, 7 and 19 of the Lease.

                  2. SUBORDINATION. The Manager hereby covenants and agrees that the payment of any Base Fees, Incentive Fees and Termination Fees (each as defined in the Management Agreement) owing by the Company to the Manager or an Affiliate of Manager is hereby expressly subordinated to the prior payment in full in cash of all Rent and Additional Charges under the Lease.

                  3.       TRANSITION.

                  3.1. Transition Period and Transaction Period Commencement Date. The "Transition Period" shall be that period of time during which Transition Actions (as defined in Section 3.2 hereof) are to be taken. The Transition Period shall begin on the date (the "Transition Period Commencement Date") on which (i) the Landlord or its receiver or conservator is placed in ownership, possession or control of the Casino or (ii) an Event of Default has occurred pursuant to Section 21.l(n) of the Lease and all cure periods in favor of Leasehold Mortgagees under Section 23.4 of the Lease have expired and, with respect to either (i) or (ii) above, either (a) the Manager terminates or breaches the Management Agreement by failing to comply with Section 17.02(a) of the Management Agreement, (b) there is an inability to use the System Marks at the Development for any reason, or (c) Manager terminates the use at the Casino of the Proprietary Systems (as defined in the Management Agreement) at a time at which there is not available for use at the Casino a replacement for such systems from a third party; provided, however, the Transition Period Commencement Date shall not occur during any period in which Landlord's right to take ownership, possession or control of the Casino is delayed as a result of any forbearance by Landlord pursuant to Section 8 hereof. Notwithstanding anything herein to the contrary, the Transition Period shall terminate no later than forty-five (45) days after the Transition Period Commencement Date.

                  3.2. Transition Actions. For purposes of this Agreement, "Transition Actions" are:

                           (a) Manager shall remove Manager's Property from the
Casino and replace (except as set forth in Section 3.2(b) hereof) with items of like kind and quality, any tangible Manager's Property which is essential to the operations of the Casino and would not customarily be supplied by a new manager, including, in the case of the appointment of a receiver or conservator, the supplying of such items by such receiver or conservator.

                           (b) Manager shall remove Confidential and Proprietary
Information (as defined in Section 12.02(c) of the Casino Management Agreement) from the Casino.

                           (c) Manager shall remove any System Marks from the
Improvements and Tenant's Property. In the event that System Marks are removed by Manager from the

Improvements or Tenant Property and such act results in destruction of such Improvements or Tenant's Property or material damage to such Improvements or Tenant's Property which is not or cannot be repaired by Manager, then Manager shall replace such Improvements or Tenant's Property with property of like kind and quality, as the case may be.

                  3.3. Manager's Property Not Removed. If a Transition Period has commenced and expired pursuant to Section 3.1 hereof or Manager has surrendered possession of the Casino and Manager fails to remove any of Manager's Property from the Casino, Landlord shall deliver to Manager written notice of Landlord's demand that Manager remove any such Manager's Property and shall give Manager fifteen (15) days to remove the property identified in such notice and Landlord and Tenant shall provide Manager access to the Casino for such purpose. If Manager then fails to remove the Manager's Property identified in the notice or any remaining Manager's Property, Landlord shall have the right to remove such property and to dispose of the same without incurring liability to Manager, and Landlord may claim ownership to such property and use such property as its own regardless of any Marks or System Marks; provided that Landlord shall have no right to claim any ownership or, except as otherwise provided in this Agreement, other rights with respect to any such Marks or System Marks.

                  3.4. Transition Cooperation. If (i) Landlord gives to the Company a notice of termination pursuant to Section 21.3 of the Lease or (ii) Manager gives to the Company notice of termination pursuant to Section 17.02(a) of the Management Agreement, Manager shall cooperate with the Landlord and any successor manager to effect an orderly transition of the management of the Casino without interruption of operations. Such transition cooperation shall be furnished for a term not to exceed forty-five (45) days from the first to occur of either the Landlord's notice of termination under the Lease or the Manager's notice of termination under the Management Agreement; except that in no event will the obligations under this Section 3.4 arise or continue to run if: (a) Manager is not being paid on a current basis all amounts due to it under the Management Agreement (excluding any amounts due prior to the date on which Landlord or its receiver or conservator assume control of the Casino); or (b) the Company, Landlord or Landlord's receiver or conservator is not paying on a current basis the Company's other obligations with respect to the operation of the Casino; or (c) Manager's performance of any transition cooperation would require it to incur any out-of-pocket expenses or to take such action without being compensated or at material risk of not being compensated.

                  3.5. Limitation on Rights of Landlord. This Manager Subordination Agreement grants rights to Landlord only as specifically stated herein. Nothing herein shall be construed to limit or modify the rights of Manager to remove Manager's Property from the Casino which should be exercised in good faith with a minimum of disruption to the Casino operations.

                  3.6. Limitation on Rights Against Landlord. The Manager's right to receive or set off any monies or obligations owed or accruing or to be performed by the Company shall not be enforceable against the Landlord (or its nominee or designee), and the Landlord (or its nominee or designee) shall have no obligation to remedy any act or omission of the Company or any default or event of default on the part of the Company accruing, occurring or existing under the Management Agreement. Notwithstanding anything contained in this Manager Subordination Agreement or any rights granted Manager hereunder, Manager shall not be a third-party beneficiary to the Lease.

                  3.7. Remedies. The remedies available to the Landlord for the enforcement of the provisions of this Section 3 shall include, without limitation, the right of specific performance and the right to obtain an injunction without posting a bond therefor; provided, however, that nothing shall limit the Landlord's right to pursue any legal remedy for a breach of this Agreement.

                  4. AMENDMENT. No modification, amendment, waiver or release of any provision of this Agreement or of any right, obligation, claim or cause of action arising hereunder shall be valid or binding for any purpose whatsoever unless in writing and duly executed by the Manager and the Landlord.

                  5. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Louisiana as applied to contracts made and performed entirely within the State of Louisiana (without applying any provisions related to conflicts of laws). The Manager hereby consents to the jurisdiction of the courts of the State of Louisiana and consents to service of process by any means authorized by Louisiana law in any action brought under or arising from this Agreement.

                  6. THIRD PARTY BENEFICIARIES. This Agreement is entered into for the benefit of the Landlord and may not be amended or modified in any respect, or terminated, without the consent of the Landlord. The provisions of this Agreement are continuing provisions and all obligations to which they apply shall conclusively be presumed to have been created in reliance thereon. Except as otherwise expressly set forth herein, no provision of this Agreement shall be deemed to modify, or release the Company from, any of the Management Agreement obligations (except to the extent payment thereof is deferred or prohibited pursuant to the Management Agreement or this Agreement), including, without limitation, the obligation to pay the Termination Fee under the Management Agreement or to grant the Company any additional rights under the Management Agreement.

                  7. TERMINATION. This Agreement shall terminate on the first to occur of (i) the termination of the Management Agreement and either (a) completion of any Transition Actions required by this Agreement or (b) completion of any transition obligations of the Manager under the Management Agreement, whichever are applicable to the circumstances, and, with respect to either (a) or (b), completion of the transition to a new manager as contemplated in the Lease or (ii) the expiration of the Transition Period and satisfaction of any of Manager's obligations pursuant to Sections 3.3 and 3.4 hereof.

                  8. MANAGEMENT AGREEMENT. Nothing in this Agreement shall obligate Manager to breach or default under any of its obligations to the Company under the Management Agreement or any agreement in favor of a Leasehold Mortgagee. In the event of any conflict between this Agreement on the one hand and either the Casino Management Agreement or any agreements including Leasehold Mortgagees as parties on the other hand, the

Landlord shall forbear as to any rights or remedies under this Agreement which are in conflict with the rights and remedies of any Leasehold Mortgagees or of the Tenant so long as such parties have a right to cure or a right to a new lease pursuant to the terms of the Lease.

                  9. NOTICES. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

                     (a)      if to the Manager, at

                              Harrah's New Orleans Management Company
                              512 South Peters Street
                              New Orleans, LA 70130
                              Attention: General Counsel

                     (b)      (b) if to the Landlord, as provided in the Lease,

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.


                            [Signature page follows]

                  IN WITNESS WHEREOF, the Manager and the Landlord have caused this Agreement to be duly executed and delivered as of the date first written above.

Witnesses:                                   HARRAH'S NEW ORLEANS
                                             MANAGEMENT COMPANY,
                                             a Nevada corporation


   /s/ Lori Wood                             By:   /s/ G.W. Loveland II
---------------------------                     -------------------------------
   /s/ Sandra Mears                          Name:   George W. Loveland II
---------------------------                     -------------------------------
                                             Title:   Asst. Sec'y
                                                -------------------------------

                                             THE CITY OF NEW ORLEANS

                                             By:
---------------------------                     -------------------------------
                                             Name:
                                                -------------------------------
                                             Title:
---------------------------                     -------------------------------

                                             RIVERGATE DEVELOPMENT CORPORATION

                                             By:
---------------------------                     -------------------------------
                                             Name:
                                                -------------------------------
                                             Title:
---------------------------                     -------------------------------



Acknowledged and accepted:

JAZZ CASINO COMPANY, L.L.C.,
a Louisiana limited liability company        Witnesses:


By:
     --------------------------------        ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------        ----------------------------------

                  IN WITNESS WHEREOF, the Manager and the Landlord have caused this Agreement to be duly executed and delivered as of the date first written above.

Witnesses:                                   HARRAH'S NEW ORLEANS
                                             MANAGEMENT COMPANY,
                                             a Nevada corporation


                                             By:
---------------------------                     -------------------------------
                                             Name:
---------------------------                     -------------------------------
                                             Title:
                                                -------------------------------


                                             THE CITY OF NEW ORLEANS


/s/ Gwendolyn M. Johnson                     By:  /s/ Marc H. Morial
---------------------------                     -------------------------------
/s/ Yolanda Johnson                          Name: Marc H. Morial
---------------------------                  -------------------------------
                                             Title: Mayor
                                             -------------------------------


                                             RIVERGATE DEVELOPMENT CORPORATION


                                             By:
---------------------------                     -------------------------------
                                             Name:
---------------------------                     -------------------------------
                                             Title:
                                                -------------------------------



Acknowledged and accepted:

JAZZ CASINO COMPANY, L.L.C.,
a Louisiana limited liability company        Witnesses:


By:
   ----------------------------------        ----------------------------------
Name:
     --------------------------------
Title: President
      -------------------------------        ----------------------------------

                  IN WITNESS WHEREOF, the Manager and the Landlord have caused this Agreement to be duly executed and delivered as of the date first written above.

Witnesses:                                   HARRAH'S NEW ORLEANS
                                             MANAGEMENT COMPANY,
                                             a Nevada corporation


                                             By:
---------------------------                     -------------------------------
                                             Name:
---------------------------                     -------------------------------
                                             Title:
                                                -------------------------------


                                             THE CITY OF NEW ORLEANS


                                             By:
---------------------------                     -------------------------------
                                             Name:
---------------------------                  -------------------------------
                                             Title: Mayor
                                             -------------------------------


                                             RIVERGATE DEVELOPMENT CORPORATION


/s/ Gwendolyn M. Johnson                     By:  /s/ Helen S. Kohlman
---------------------------                     -------------------------------
/s/ Yolanda Johnson                          Name: Helen S. Kohlman
---------------------------                     -------------------------------
                                             Title:
                                                -------------------------------



Acknowledged and accepted:

JAZZ CASINO COMPANY, L.L.C.,
a Louisiana limited liability company        Witnesses:


By:
     ----------------------------------      ----------------------------------
Name:
     --------------------------------
Title: President
      -------------------------------        ----------------------------------

                  IN WITNESS WHEREOF, the Manager and the Landlord have caused this Agreement to be duly executed and delivered as of the date first written above.

Witnesses:                                   HARRAH'S NEW ORLEANS
                                             MANAGEMENT COMPANY,
                                             a Nevada corporation


                                             By:
---------------------------                     -------------------------------
                                             Name:
---------------------------                     -------------------------------
                                             Title:
                                                -------------------------------


                                             THE CITY OF NEW ORLEANS


                                             By:
---------------------------                     -------------------------------
                                             Name:
---------------------------                  -------------------------------
                                             Title:
                                             -------------------------------


                                             RIVERGATE DEVELOPMENT CORPORATION


                                             By:
---------------------------                     -------------------------------
                                             Name:
---------------------------                     -------------------------------
                                             Title:
                                                -------------------------------



Acknowledged and accepted:

JAZZ CASINO COMPANY, L.L.C.,
a Louisiana limited liability company        Witnesses:


By:  /s/ Frederick W. Burford                  /s/ Joey Lynn Hertz
   ----------------------------------        ----------------------------------
Name: Frederick W. Burford
     --------------------------------
Title: President                                        [illegible]
      -------------------------------        ----------------------------------

                  Harrah's Las Vegas, Inc., a Nevada corporation, represents that it is the owner of the System Marks (as defined in the Management Agreement) and has licensed Manager's use of the System Marks pursuant to the Management Agreement. Harrah's Las Vegas, Inc. acknowledges and consents to the provisions of Section 3 of the foregoing Manager Subordination Agreement (Landlord), and to the extent inconsistent with the terms of any license agreement between Harrah's Las Vegas, Inc. and Manager, the terms of this Agreement shall control. Harrah's Las Vegas, Inc. agrees to cooperate in good faith in the implementation of the intent of this Agreement.

                                          HARRAH'S LAS VEGAS, INC.


                                          By:  /s/ Jane E. Tyler
                                             ----------------------------------

                                          Name: Jane E. Tyler
                                               --------------------------------

                                          Title: Asst. Secretary
                                                -------------------------------

                                 ACKNOWLEDGMENT


STATE OF New York

COUNTY OF New York

                  BE IT KNOWN, that on this 28th day of October, 1998,

                  BEFORE ME, the undersigned authority, duly commissioned, qualified and sworn within and for the State and County aforesaid,


                  PERSONALLY CAME AND APPEARED:

         George W. Loveland, II, appearing in his capacity as Authorized Representative of HARRAH'S NEW ORLEANS MANAGEMENT COMPANY, a Nevada corporation,

to me personally known to be the identical person whose name is subscribed to the foregoing instrument; who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said corporation with full authority and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:


/s/ W. Paul Keeney                             /s/ G. W. Loveland II
--------------------------------               -----------------------------

 /s/ Vicki J. Gamberg
--------------------------------


                          /s/ Jorge Jacob Jose
                          ----------------------------
                                  NOTARY PUBLIC

                                JORGE JACOB JOSE
                        Notary Public, State of New York
                                No. 01j05069330
                          Qualified in New York County
                        Commission Expires Nov. 25, 1998

                                 ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF ORLEANS

                  BE IT KNOWN, that on this 29th day of October, 1998,

                  BEFORE ME, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid,

                  PERSONALLY CAME AND APPEARED:

         Marc H. Morial, appearing in his capacity as Mayor of THE CITY OF NEW ORLEANS,

to me personally known to be the identical person whose name is subscribed to the foregoing instrument; who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said corporation with full authority and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:
----------

/s/ Gwendolyn M. Johnson                      /s/ Marc H. Morial
--------------------------------              --------------------------------

/s/ Yolanda Johnson
--------------------------------


                                   [illegible]
                        -------------------------------
                                  NOTARY PUBLIC

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS

                  BE IT KNOWN, that on this 29th day of October, 1998,

                  BEFORE ME, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid,

                  PERSONALLY CAME AND APPEARED:

         Helen S. Kohlman, appearing in his capacity as the President of RIVERGATE DEVELOPMENT CORPORATION,

to me personally known to be the identical person whose name is subscribed to the foregoing instrument; who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that she executed the same on behalf of said corporation with full authority and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:

/s/ Gwendolyn M. Johnson                     /s/  Helen S. Kohlman
-----------------------------------          ----------------------------

/s/ Yolanda Johnson
-----------------------------------




                        --------------------------------
                                  NOTARY PUBLIC

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS

                  BE IT KNOWN, that on this 26th day of October, 1998,

                  BEFORE ME, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid,

                  PERSONALLY CAME AND APPEARED:

         Frederick W. Burford, appearing in his capacity as the Authorized Representative of JAZZ CASINO COMPANY, L.L.C., a Louisiana limited liability company.

to me personally known to be the identical person whose name is subscribed to the foregoing instrument; who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said limited liability company with full authority and that the said instrument is the free act and deed of the said limited liability company and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:

/s/ Joey Lynn Hertz                        /s/ Frederick W. Burford
------------------------------             ------------------------------------

    [illegible]
------------------------------



                        /s/ Daniel E. Davillier
                        ---------------------------------
                                  NOTARY PUBLIC

                               DANIEL E. DAVILLIER
                                  NOTARY PUBLIC
                               State of Louisiana
                        My Commission Is Issued for Life.

                                 ACKNOWLEDGMENT

STATE OF Tennessee

COUNTY OF Shelby

                  BE IT KNOWN, that on this 27th day of October, 1998,

                  BEFORE ME, the undersigned authority, duly commissioned, qualified and sworn within and for the State and County aforesaid,

                  PERSONALLY CAME AND APPEARED:

         Jane E. Tyler, appearing in his capacity as the Authorized Representative of HARRAH'S LAS VEGAS, INC., a Nevada corporation,

to me personally known to be the identical person whose name is subscribed to the foregoing instrument; who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said corporation with full authority and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:


    Lisa R. Wallace                               /s/  Jane E. Tyler
------------------------------              -----------------------------------

    Juanita M. Francis
------------------------------




                                 Brenda M. Costa
                        --------------------------------
                                  NOTARY PUBLIC

                       My Commission Expires Jan. 17, 2001